UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2008

                         TAITRON COMPONENTS INCORPORATED
             (Exact name of registrant as specified in its charter)

         California                      0-25844                95-4249240
      (State or other                  (Commission           (I.R.S. Employer
jurisdiction of incorporation)         File Number)         Identification No.)

             28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (661) 257-6060

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On August 13, 2008, the Company received written notification from NASDAQ that for the last 30 consecutive business days, the bid price of the Company's Class A common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4) (the "Rule"). Therefore, in accordance with Marketplace Rule 4310(c)(8)(D), the Company will be provided 180 calendar days, or until February 9, 2009, to regain compliance with respect to the bid price deficiency. If, at any time before February 9, 2009, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the bid price deficiency can be satisfied.

If compliance with this Rule cannot be demonstrated by February 9, 2009, NASDAQ staff expects to determine whether the Company meets The NASDAQ Capital Market initial listing criteria as set forth in Marketplace Rule 4310(c), except for the bid price requirement. If determined to meet the initial listing criteria, NASDAQ expects to notify the Company that it has been granted an additional 180 calendar day compliance period until August 8, 2009.

If the Company is not eligible for an additional compliance period, NASDAQ expects to provide written notification that the Company's securities will be delisted. At that time, The Company may appeal NASDAQ's determination to delist its securities to a Listing Qualifications Panel.

In order to comply with Marketplace Rule 4803(a), the Company will also issue a press release disclosing receipt of the NASDAQ letter and the NASDAQ rules upon which it was based.

ITEM  9.01  Financial Statements and Exhibits

    (d)   Exhibits

           99.1   Press release of the Registrant, dated August 14, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TAITRON COMPONENTS INCORPORATED

Dated:  August 14, 2008               By:    /s/ David Vanderhorst
                                             -----------------------------------
                                             David Vanderhorst
                                             Chief Financial Officer

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